Page 1

                          Chase Auto Owner Trust 2005-A
                         Statement to Certificateholders
                                February 15, 2006

------------------------------------------------------------------------------------------------------------------------------------
                                                         DISTRIBUTION IN DOLLARS
------------------------------------------------------------------------------------------------------------------------------------
              ORIGINAL        BEGINNING                                                                                ENDING
              FACE            PRINCIPAL                                                         REALIZED   DEFERRED    PRINCIPAL
CLASS         VALUE           BALANCE            PRINCIPAL       INTEREST          TOTAL        LOSSES     INTEREST    BALANCE
------------------------------------------------------------------------------------------------------------------------------------
A1         600,000,000.00      79,278,460.87   65,224,117.89      230,568.19   65,454,686.08    0.00       0.00        14,054,342.98
A2         540,000,000.00     540,000,000.00            0.00    1,674,000.00    1,674,000.00    0.00       0.00       540,000,000.00
A3         790,000,000.00     790,000,000.00            0.00    2,547,750.00    2,547,750.00    0.00       0.00       790,000,000.00
A4         240,900,000.00     240,900,000.00            0.00      798,985.00      798,985.00    0.00       0.00       240,900,000.00
CERT        50,360,000.00      50,360,000.00            0.00      169,545.33      169,545.33    0.00       0.00        50,360,000.00
------------------------------------------------------------------------------------------------------------------------------------
TOTALS   2,221,260,000.00   1,700,538,460.87   65,224,117.89    5,420,848.52   70,644,966.41    0.00       0.00     1,635,314,342.98
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
------------------------------------------------------------------------------------------------------------------------------------
                                   FACTOR INFORMATION PER $1000 OF ORIGINAL FACE                                  PASS-THROUGH RATES
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                           CURRENT
                          BEGINNING                                                           ENDING                       PASS-THRU
CLASS        CUSIP        PRINCIPAL          PRINCIPAL         INTEREST        TOTAL          PRINCIPAL         CLASS      RATE
------------------------------------------------------------------------------------------------------------------------------------
A1               N/A       132.13076812    108.70686315       0.38428032    109.09114347         23.42390497    A1        3.490000 %
A2         161443AA4     1,000.00000000      0.00000000       3.10000000      3.10000000      1,000.00000000    A2        3.720000 %
A3         161443AB2     1,000.00000000      0.00000000       3.22500000      3.22500000      1,000.00000000    A3        3.870000 %
A4         161443AC0     1,000.00000000      0.00000000       3.31666667      3.31666667      1,000.00000000    A4        3.980000 %
CERT       161443AD8     1,000.00000000      0.00000000       3.36666660      3.36666660      1,000.00000000    CERT      4.040000 %
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TOTALS                     765.57380085     29.36356748       2.44043854     31.80400602        736.21023337
------------------------------------------------------------------------------------------------------------------------------------

          IF THERE ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT,
                 PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:
                                  Amy D Skinner
             JPMorgan Chase Bank, N.A. - Structured Finance Services
                           600 Travis St., 9th Floor,
                              Houston, Texas 77002
                    Tel: (713) 216-3682 / Fax: (713) 216-4880
                         Email: Amy.D.Skinner@chase.com

                     Copyright 2005 J.P. Morgan Chase & Co. All rights reserved.

                          Chase Auto Owner Trust 2005-A
                                February 15, 2006

                         STATEMENT TO CERTIFICATEHOLDERS

                                              Due Period                                                                          8
                                              Due Period Beginning Date                                                    01/01/06
                                              Due Period End Date                                                          01/31/06
                                              Determination Date                                                           02/10/05

I.                      Servicing Fee                                                                                  1,479,696.98
                        Servicing Fee per $1000                                                                          0.64324374

II.                     Administration Fee                                                                                 1,000.00
                        Administration Fee per $1000                                                                     0.00043471

III.                    Pool Balance at the end of the Collection Period                                           1,707,009,514.23
                        Yield Supplement Overcollateralization Amount                                                 44,030,828.62
                        Adjusted Pool Balance at the end of the Collection Period                                  1,662,978,685.61


IV.                     Repurchase Amounts for Repurchased Receivable
                        By Seller                                                                                              0.00
                        By Servicer                                                                                       22,591.02
                        TOTAL                                                                                             22,591.02

V.                      Realized Net Losses for Collection Period                                                        641,334.50

VI.                     Reserve Account Balance after Disbursement                                                     5,595,231.08

VII.                    Total Distribution Amount                                                                     76,252,437.27
                        Servicing Fee                                                                                  1,479,696.98
                        Administration Fee                                                                                 1,000.00
                        Noteholders Distribution Amount                                                               70,475,421.08
                        Certficateholders Distribution Amount                                                            169,545.33
                        Deposit to Reserve Account                                                                             0.00
                        Distribution to Class R Certificates                                                           4,126,773.88

                      Copyright 2005 J.P.Morgan Chase & Co. All rights reserved.